SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2005
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
26632 Towne Centre Drive
Suite 320
Foothill Ranch, California 92610
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 649-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (d) On October 28, 2005, Gary S. Allen, M.D. was elected to serve as a Director of the Company. In accordance with the provisions of the Registrant’s Bylaws, Dr. Allen’s election was approved by the Board of Directors of the Registrant in order to fill the vacancy that was created by the resignation Robert C. Strauss from the Board in July 2005.
Item 9.01. Financial Statements and Exhibits
     None
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: December 13, 2005	By:	/s/ CHRISTINE G. OCAMPO
Christine G. Ocampo,
Chief Financial Officer and Secretary